                                                                   Exhibit 10.19



                                PLEDGE AGREEMENT


     PLEDGE AGREEMENT, dated as of May 25, 1996 (this "Agreement") between RIVER HILLS WILSONS, INC., a Minnesota corporation ("Pledgor"), and MELVILLE CORPORATION, a New York corporation (the "Secured Party").


                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, Pledgor is the record and beneficial owner of all the shares of stock described in Schedule I hereto (the "Pledged Shares") issued by the corporations named therein;

     WHEREAS, the Secured Party and Wilsons Leather Experts Inc. (the "Issuer") are parties to a Sale Agreement of even date herewith (as the same may be amended from time to time, the "Sale Agreement"); and

     WHEREAS, in order to induce the Secured Party to enter into the Sale Agreement, Pledgor has agreed to grant a continuing security interest in and to the Pledged Collateral to secure the obligations of the Issuer under its subordinated note (the "Note") sold pursuant thereto;

     NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

     1. Definitions. Unless otherwise defined herein, terms defined in the Note are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

     "Bankruptcy Code" shall mean Title 11, United States Code, as amended from time to time, and any successor statute thereto.

     "Pledged Collateral" shall have the meaning assigned to such term in
Section 2 hereof.

     "Secured Obligations" shall have the meaning assigned to such term in
Section 3 hereof.

     "Security Documents" means this Agreement, each of the other Pledge Agreements between the Secured Party and Wilsons Center, Inc. a Minnesota corporation, Rosedale Wilsons, Inc., a Minnesota corporation, and Wilsons The Leather Experts Inc., a Minnesota corporation ("Newco"), respectively, the Note, the Security Agreement among the Secured Party and the grantors listed on the signature pages thereof and the Subordination Agreement among the Secured Party, Newco and General Electric Capital Corporation ("GECC").

     "Senior Security Interest" means the first priority security interest in the Pledged Collateral created pursuant to the Pledge Agreement of even date herewith between GECC, as agent under the Credit Agreement (as defined below)
for the benefit of the lenders party thereto, and the Pledgor (the "Senior
Pledge Agreement").
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     2.   Pledge.  Pledgor hereby pledges to the Secured Party and grants to the
Secured Party a security interest in all of the following (collectively, the "Pledged Collateral"):

               (i) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares of Pledgor;

               (ii) all additional shares of stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; and

               (iii) all Stock owned by Pledgor of any Person who, after the date of this Agreement, becomes, as a result of any occurrence, a directly owned Subsidiary of Pledgor (which Stock shall be deemed to be part of the Pledged Shares) and the certificates, if any, representing such Stock and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock.

     3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment of all principal and interest on the Note in full when due, whether at stated maturity, by acceleration or otherwise, all other amounts payable by Pledgor under this Agreement or any other Security Document and any amendments, restatements, renewals, extensions or modifications of any of the foregoing (collectively, the "Secured Obligations").

     4. Delivery of Pledged Collateral. Upon indefeasible payment in full of the Senior Debt (as defined in the Subordination Agreement) (i) all certificates representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank all in form and substance satisfactory to the Secured Party; (ii) the Secured Party shall have the right, after acceleration of the Secured Obligations or the failure to pay the Secured Obligations at maturity, in its discretion and without notice to Pledgor, to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Shares; and (iii) the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

     5. Representations and Warranties. Pledgor represents and warrants to the Secured Party that:

          (a) Pledgor is, and at the time of delivery of the Pledged Shares to the Secured Party pursuant to Section 4 hereof will be, the sole holder of record and the sole beneficial owner of the Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the


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title thereto, except for the Lien created by this Agreement and the Lien created by the Senior Pledge Agreement and any restrictive legend appearing on any certificate representing the Pledged Shares.

          (b) All of the Pledged Shares have been duly authorized, validly issued and are fully paid and non-assessable.

          (c) Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by Pledgor to the Secured Party as provided herein.

          (d) None of the Pledged Shares has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject.

          (e) Except as set forth on Schedule I hereto, all of the Stock of each Subsidiary is presently owned by the Pledgor as set forth on Schedule I hereto, and is presently represented by the stock certificates listed on Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Stock of the Subsidiaries of Pledgor.

          (f) No consent, approval, authorization or other order of any Person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor or (ii) for the exercise by the Secured Party of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.

          (g) The pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid lien on and a perfected security interest in the Pledged Collateral pledged by Pledgor, and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien or security interest other than the Senior Security Interest, the Lien created by the Senior Pledge Agreement and any restrictive legend appearing on any certificate representing the Pledged Shares.

          (h) This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable in accordance with its terms.

          (i) The Subsidiaries listed on Schedule I hereto are the only direct Subsidiaries of Pledgor. Except as set forth on Schedule I hereto, the Pledged Shares constitute 100% of the issued and outstanding shares of stock of the issuer thereof.

     The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

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     6.   Covenants.  Pledgor covenants and agrees that until the date of payment of the Secured Obligations in full (the "Termination Date"):

          (a) Without the prior written consent of the Secured Party, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral pledged by Pledgor or any unpaid dividends or other distributions or payments with respect thereto or grant a Lien in any therein.

          (b) Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such action as the Secured Party from time to time may request in order to ensure to the Secured Party the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by the Secured Party with or without the signature of Pledgor, and will cooperate with the Secured Party, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal or state law in connection with such Liens or any sale or transfer of the Pledged Collateral.

          (c) Pledgor has and will defend the title to the Pledged Collateral and the Liens of the Secured Party thereon against the claim of any Person and will maintain and preserve such Liens until the Termination Date.

          (d) Pledgor will, upon obtaining any additional shares of any Subsidiaries or any new directly owned Subsidiary, which shares are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to the Secured Party a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement. Pledgor hereby authorizes the Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Secured Party shall for all purposes hereunder be considered Pledged Collateral.

     7. Pledgor's Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof,

          (a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof for all purposes not inconsistent with the provisions of this Agreement; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of the Secured Party in respect of the Pledged Collateral or which would authorize or effect (except as and to the extent expressly permitted by the credit agreement dated as of the date hereof among Wilsons Leather Holdings Inc., certain affiliated corporations, the lenders party thereto and GECC, as agent (the "Credit Agreement")) (i) the dissolution or liquidation, in whole or in part, of any of Pledgor's Subsidiaries, (ii) the consolidation or merger of any of Pledgor's Subsidiaries with any other Person, (iii) the sale, disposition or encumbrance of all or substantially all of the assets of any of Pledgor's Subsidiaries, (iv) any change in the authorized number of shares, the stated capital or the authorized share capital of any of such Pledgor's Subsidiaries or the issuance of any additional shares of such Subsidiary's Stock, or (v) the alteration of the voting rights with respect to the Stock of any of such Pledgor's Subsidiaries;

          (b) (i) Pledgor shall be entitled, from time to time, to collect and receive for its own respective use all cash dividends paid in respect of the Pledged Shares other than any and all (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

               (ii) all dividends (other than such cash dividends as are permitted to be paid to Pledgor in accordance with clause (i) above) and all other distributions in respect of any of the Pledged Shares of Pledgor, whenever paid or made, shall, upon indefeasible payment in full of the Senior Debt, be delivered to the Secured Party to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

     8.   Defaults and Remedies.

          (a) Upon acceleration of the Secured Obligations or failure to pay the Secured Obligations at maturity and upon written notice to Pledgor, the Secured Party (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a stockholder with respect thereto, to collect and receive all cash dividends and other distributions made thereon, to sell in one or more sales after at least ten (10) days' notice of the time and place of any public sale or of the time after which a private sale is to take place (which notice Pledgor agrees is commercially reasonable), but without any previous notice or advertisement, the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though the Secured Party was the outright owner thereof, Pledgor hereby irrevocably constituting and appointing the Secured Party as the proxy and attorney-in-fact of Pledgor, with full power of substitution to do so, and which shall remain in effect until the Secured Obligations are indefeasibly paid in full; provided, however, the Secured Party shall not have any duty to exercise any such right or to preserve the same and shall not be liable for any failure to for any delay in doing so. Any sale shall be made at a public or private sale at the Secured Party's place of business, or at any or elsewhere to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as the Secured Party may deem fair, and the Secured Party may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same

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thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but the Secured Party reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of the Secured Party.

          (b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to the Secured Party, in its discretion, the unlikelihood of the proceeds of the sales of the whole of the Pledged Collateral being sufficient to discharge all the Secured Obligations, the Secured Party may, on one or more occasions and in its discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

          (c) In the event of any sales hereunder the Secured Party shall, after deducting all costs or expenses of every kind (including reasonable attorneys' fees and disbursements) for care, safekeeping, collection, sale, delivery or otherwise, apply the residue of the proceeds of the sales to the payment or reduction, either in whole or in part, of the Secured Obligations in accordance with the agreements and instruments governing and evidencing such Secured Obligations, returning the surplus, if any, to Pledgor.

          (d) If, at any time when the Secured Party shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act of 1933, as amended (the "Act"), the Secured Party may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as the Secured Party may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect such registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event the Secured Party in its discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then the Secured Party shall not be required to effect such registration or cause the same to be effected but, in its discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be

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conducted subject to restrictions (i) as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale, (ii) as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof, (iii) as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment, for its own account, and not with a view to the distribution thereof, and (iv) as to such other matters as the Secured Party may, in its discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

          (e) Pledgor acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the registrant to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor would agree to do so.

          (f) Pledgor agrees that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of the Secured Party provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Secured Party of any one or more of such rights, powers or remedies.

          (g) Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to the Secured Party and Lenders, that the Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party by reason of a breach of any of such covenants and, consequently, agrees that, if the Secured Party shall sue for damages for breach, it shall pay, as liquidated damages and not as a penalty, an amount equal to the lesser of (i) the value of the Pledged Collateral pledged by Pledgor on the date the Secured Party shall demand compliance with this Section 8, and (ii) the amount required to pay in full the Secured Obligations.

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     9.  Application of Proceeds.  Any cash held by the Secured Party as
Pledged Collateral and all cash proceeds received by the Secured Party in respect of any sale of, liquidation of, or other realization upon all or any part of the Pledged Collateral shall be applied by the Secured Party in accordance with the Security Agreement.

     10. Waiver. No delay on the Secured Party's part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by the Secured Party with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair the Secured Party's right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice the Secured Party's rights as against Pledgor in any respect.

     11. Assignment. The Secured Party may assign, endorse or transfer any instrument evidencing all or any part of the Secured Obligations and the holder of such instrument shall be entitled to the benefits of this Agreement.

     12. Termination. On the Termination Date, the Secured Party shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

     13. Lien Absolute. All rights of the Secured Party hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of the Sale Agreement, the escrow agreement dated of even date herewith among the Secured Party, Newco, certain limited partnerships and managers and The Bank of New York as escrow agent (the "Escrow Agreement"), the registration rights agreement dated of even date herewith among the Secured Party, Newco and certain investors and managers (the "Registration Rights Agreement"), any Security Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Sale Agreement, the Escrow Agreement, the Registration Rights Agreement, any Security Document or any other agreement or instrument governing or evidencing any Secured Obligations;

          (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations; or

          (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor.

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

     14. Release. Pledgor consents and agrees that the Secured Party may at any time, or from time to time, in its discretion (a) renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations and (b) exchange, release and/or surrender all or any of the Pledged Collateral, or any part thereof, by whomsoever deposited, which is now or may hereafter be held by the Secured Party in connection with all or any of the Secured Obligations; all in such manner and upon such terms as the Secured Party may deem proper, and without notice to or further assent from Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the existence, value or condition of any of the Pledged Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount of the Note plus the interest accrued thereon, or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on the Secured Party's part shall in any event affect or impair this Agreement.

     15. Indemnification. Pledgor agrees to indemnify and hold the Secured Party harmless from and against any taxes, liabilities, claims and damages, including reasonable attorney's fees and disbursements, and other expenses incurred or arising by reason of the taking or the failure to take action by the Secured Party, in good faith, in respect of any transaction effected under this Agreement or in connection with the Lien provided for herein, including, without limitation, any taxes payable in connection with the delivery or registration of any of the Pledged Collateral as provided herein. Whether or not the transactions contemplated by this Agreement shall be consummated, Pledgor agrees to pay to the Secured Party all out-of-pocket costs and expenses incurred in connection with this Agreement and all reasonable fees, expenses and disbursements, and the reasonable fees of the Secured Party's agents or representatives, incurred in connection with the execution and delivery of this Agreement and the performance by the Secured Party of the provisions of this Agreement and of any transactions effected in connection with this Agreement. The obligations of Pledgor under this Section 15 shall survive the termination of this Agreement.

     16. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor for liquidation or reorganization, should Pledgor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or resumed, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

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     17.  Miscellaneous.

          (a) The Secured Party may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

          (b) Pledgor agrees to promptly reimburse the Secured Party for actual out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by the Secured Party in connection with the administration and enforcement of this Agreement.

          (c) Neither the Secured Party nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it hereunder or in connection herewith, except for its own gross negligence or willful misconduct.

          (d) This Agreement and all obligations of Pledgor hereunder shall be binding upon the successors and assigns of Pledgor and shall, together with the rights and remedies of the Secured Party, inure to the benefit of the Secured Party, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner affect the security interest granted to the Secured Party hereunder.

          (e) IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS), AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. PLEDGOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG PLEDGOR AND THE SECURED PARTY PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS, PROVIDED, THE SECURED PARTY AND PLEDGOR ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK, AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SECURED PARTY FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE PLEDGED COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE SECURED PARTY. PLEDGOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND PLEDGOR HEREBY WAIVES ANY

OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS DEEMED APPROPRIATE BY SUCH COURT. PLEDGOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO PLEDGOR AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HERETO AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

          (f) BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), PLEDGOR AND THE SECURED PARTY DESIRE THAT DISPUTES ARISING HEREUNDER OR RELATING HERETO BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, PLEDGOR AND THE SECURED PARTY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG THE SECURED PARTY AND PLEDGOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONS ESTABLISHED IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER SECURITY DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO.

          (g) NO WAIVER: CUMULATIVE REMEDIES. The Secured Party shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Secured Party and then only to the extent therein set forth. A waiver by the Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Secured Party would otherwise have had on any future occasion. No failure to exercise nor any delay in exercising on the part of the Secured Party, any right, power or privilege hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies hereunder provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law. None of the terms or provisions of this Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the Secured Party.

     18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

     19. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give and serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the mariner, and deemed received, as provided for in Section 15.1 of the Sale Agreement.

     20. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

     21. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

     22. Subordination. NOTWITHSTANDING ANY PROVISION HEREIN CONTAINED TO THE CONTRARY, ALL OF THE SECURED PARTY'S RIGHTS, REMEDIES AND LIENS AS SET FORTH HEREIN AND THE EXERCISE OR ENFORCEMENT THEREOF ARE SUBJECT TO THE TERMS OF A SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH BETWEEN SECURED PARTY AND GECC.

     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.

                                    RIVER HILLS WILSONS, INC.

                                    By:     /s/ David L. Rogers
                                       -----------------------------

                                    Name:   David L. Rogers
                                         ---------------------------

                                    Title:  President
                                          --------------------------

Accepted and Acknowledged by:

MELVILLE CORPORATION,
 as Secured Party

By:    /s/ Maureen Richards
   ----------------------------

Name:  Maureen Richards
     --------------------------

Title: Vice President
      -------------------------

                                   SCHEDULE I

                         DESCRIPTION OF PLEDGED SHARES
                         -----------------------------



          Attached to and forming a part of that certain Pledge Agreement by River Hills Wilsons, Inc., as Pledgor, to Melville Corporation, individually and as Agent for Lenders.



        Name and                                     Class         Stock        Number      Minority
         Address                                       of       Certificate       of         Shares
       of Pledgor              Stock Issuer          Stock       Numbers(s)     Shares     Outstanding
       ----------              ------------          -----      -----------     ------     -----------

River Hills Wilsons, Inc.    Bermans The             Common          5           100           --
7401 Boone Avenue North      Leather Experts,
Brooklyn Park, MN  55428     Inc.
                             Wilsons House of        Common          3            30           --
                             Suede, Inc.
                             Wilsons Leather         Common          2           100           --
                             Holdings Inc.

                                  SCHEDULE II

                            FORM OF PLEDGE AMENDMENT
                            ------------------------



          This Pledge Amendment, dated May 25, 1996 is delivered pursuant to
Section 6(d) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated May 25, 1996 by the undersigned, as Pledgor, to Melville Corporation and that the Pledged Shares listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement.

                                          RIVER HILLS WILSONS, INC.


                                          By:________________________________

                                          Name:______________________________

                                          Title:_____________________________




 Name and Address           Class of   Certificate    Number of
    of Pledgor      Issuer   Stock      Number(s)      Shares
    ----------      ------   -----      ---------      ------



